This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended May 31, 2005 of Fairholme Funds, Inc. (the "Company").

I Bruce R. Berkowitz, the President of the Company, certify that:

      (i) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

      (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.


Date: July 22, 2005                             /s/ Bruce R. Berkowitz
                                                ----------------------
                                                Bruce R. Berkowitz
                                                President

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended May 31, 2005 of Fairholme Funds, Inc. (the "Company").

I Keith D.Trauner, the Secretary and Treasurer of the Company, certify that:

      (i) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

      (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.


Date: July 22, 2005                               /s/ Keith D. Trauner
                                                  --------------------
                                                  Keith D. Trauner
                                                  Secretary and Treasurer